UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2005

Centerplate, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31904	13-3870167
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

201 East Broad Street
Spartanburg, SC 29306
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (864) 598-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Form 8-K, Current Report
Centerplate, Inc.
Commission File No. 001-31904

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Centerplate, Inc. announced that Lawrence E. Honig, its Chairman of the Board and Chief Executive Officer, resigned from all positions with Centerplate, Inc., effective immediately, on April 22, 2005.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit	Description
99.1	Press release, dated April 22, 2005
99.2	Press release, dated April 25, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2005	Centerplate, Inc.
	By:	/s/ Janet L. Steinmayer
		Name:	Janet L. Steinmayer
		Title:	President and Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 22, 2005
99.2	Press release, dated April 25, 2005